                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) AUGUST 22, 2003
                                                         ---------------



                     BARRISTER GLOBAL SERVICES NETWORK, INC.
             (Exact name of Registrant as specified in its charter)



         Delaware                       0-14063                 16-1176561
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)


186 Exchange Street, Buffalo, New York                                14204
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code  (716) 845-5010
                                                    --------------

                                 Not Applicable
-------------------------------------------------------------------------------
         Former name or former address, if changed since last report.)






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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (C)      EXHIBITS

   99.1 Press Release, dated August 22, 2003 of Barrister Global Services Network, Inc.

ITEM 9. REGULATION FD DISCLOSURE (BEING PROVIDED UNDER ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION)

On August 22, 2003, Barrister Global Services Network, Inc. issued a press release, announcing the intention of the American Stock Exchange to proceed with the delisting of the Corporation's secruities. Attached to this current report on Form 8-K as exhibit 99.1, is a copy of the Corporation's related press release dated August 22, 2003.

The information in this report is being furnished, not filed. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by the Corporation under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.






SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Barrister Global Services Network, Inc.
                                        ---------------------------------------
                                                (Registrant)

Date:  August 22, 2003                               /s/  Thomas Wrinn
       ---------------                      ---------------------------------
                                                      (Signature)
                                                     Thomas Wrinn
                                                    Controller and
                                             Acting Chief Financial Officer






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